FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

     This Fourth Amendment is made as of June 24, 2002 among SYNERGX SYSTEMS, INC. (f/k/a Firetector Inc.), a Delaware corporation (the "Company"); GENERAL SOUND (TEXAS) COMP ANY , a Delaware corporation ("General"); CASEY SYSTEMS INC., a New York corporation ("Casey"); and PYROTECH SERVICE INC., a New York corporation ("Pyrotech" and collectively with the Company, General and Casey, the "Borrowers") as co-borrowers and CITIZENS BUSINESS CREDIT COMPANY , a division of Citizens Leasing Corporation, a Rhode Island corporation (hereinafter referred to as "Citizens") as lender.

     WHEREAS, the Borrowers and Citizens are parties to a Credit Agreement dated as June 28, 1998 (as amended, the "Credit Agreement");

     WHEREAS, Firetector, Inc. changed its name to Synergx Systems, Inc. as of May 24, 2002;

     WHEREAS, Firetector's former subsidiary, Amco Maintenance Corporation (" Amco"), has been dissolved with its business operations transferred to Systems Service Technology Corporation;

     NOW THEREFORE, the parties agree as follows:

     1. All reference to "Firetector, Inc." or the "Company" in the Credit Agreement, Revolving Credit Note, Security Agreement, Pledge Agreement, Guaranty (all of which are dated June 23, 1998) and related documents shall mean Synergx Systems, Inc.

     2. Citizens consents to the dissolution of Amco and waives any violation of the Credit Agreement arising from such dissolution.

     3. Except as set forth in this Fourth Amendment, the Third Amendment dated as of May 14, 2002, the Second Amendment dated as of October 1, 2001 and the First Amendment dated as of October 10, 2000, the Credit Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment under seal as of the date first above written.

                                 BORROWERS:

                                 SYNERGX SYSTEMS, INC.

                                 (f/k/a Firetectr
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 GENERAL SOUND (TEXAS) COMPANY
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 CASEY SYSTEMS INC.
                                 By:

                                 John A. Poserina . Chief Financial Officer



                                 PYROTECH SERVICE INC.
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 LENDER:
                                 CITIZENS BUSINESS CREDIT COMPANY
                                 By:

                                 Vincent P. O'Leary
                                 Senior Vice President


Systems Service Technology Inc., a subsidiary of the Company, consents to the foregoing amendment and acknowledges the continuing validity of its Guaranty dated June 23, 1998.

                                  Systems Service Technology Inc.
                                  By:

                                  John A. Poserina . Chief Financial Officer